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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


        Date of Report (Date of earliest event reported) January 27, 1999



                              CALUMET BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                          ----------------------------

Delaware                                         0-19829                                  36-3785272
(State or other jurisdiction                   (Commission                           (I.R.S. Employee
of incorporation)                               File Number)                          Identification No.)


1350 E. Sibley Boulevard                                                                   60419
Dolton, Illinois                                                                          (Zip Code)



        Registrant's telephone number, including area code (708) 841-9010





                                 Not Applicable
           (Former name or former address, if changes since last year)


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Item 5  Other Events


         On January 27, 1999, the Registrant issued a press release announcing fourth quarter 1998 earnings of the Registrant. A copy of the press release as such is filed by exhibit hereto and the text of same is hereby incorporated by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CALUMET BANCORP, INC.
                                                         (Registrant)


Date:  February 24, 1999

                                                         /s/ John Garlanger
                                                         ----------------------
                                                         John Garlanger


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                                  EXHIBIT TABLE


DESCRIPTION                               EXHIBIT NO.
-----------                               -----------

Press Release Issued January 27, 1999               1